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                                 Promissory Note
                                 (Revolving Loan)

                                  May 24, 2006

Borrower:   DIVERSE TALENT GROUP, INC.

Lender:     DIVERSE MEDIA GROUP CORP.

Amount:     $200,000.00

Maturity:   April 30, 2011

         For value received, Borrower promises to pay to the order of Lender, in accordance with that certain Loan Agreement dated the same date as this Promissory Note, the sum of Two Hundred Thousand Dollars ($200,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

                                   Definitions
                                   -----------

         Terms used in the singular shall have the same meaning when used in the plural and vice versa. Terms not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement (as defined below). As used in this Promissory Note, the term:

         "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of California.

         "Dollars" and the sign "$" mean lawful money of the United States.

         "Loan Agreement" means the Loan Agreement dated as of May 24, 2006 between Diverse Media Group Corp., as Lender, and Diverse Talent Group, Inc., as Borrower, together with any exhibits, amendments, addenda, and modifications.

                            Revolving Line of Credit
                            ------------------------

         This Promissory Note shall be a revolving line of credit under which Borrower may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement.

         Principal shall be payable as follows: Principal shall be paid in accordance with the Loan Agreement and any remaining unpaid principal shall be paid in full on April 30, 2011.



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         Prior to a default in the payment of any principal or an Event of
Default, this Promissory Note shall bear no interest and interest shall not accrue on the principal amount of this Promissory Note.

                                     General
                                     -------

         This Promissory Note is made in accordance with the Loan Agreement and is secured by the collateral identified in and contemplated by the Loan Agreement. All disbursements under this Promissory Note shall be made in accordance with the Loan Agreement.

         If default occurs in the payment of any principal when due, or if any Event of Default occurs, time being the essence hereof, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be an annual rate equal to the greater of (i) 12% per annum or (ii) 4% per annum above the prime rate of interest as described in the Western Edition of the Wall Street Journal, as such rate shall change from time to time. In such event, the entire unpaid balance shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.


         This Promissory Note shall be governed by and construed in accordance with the laws of the State of California.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                            Borrower:

                                            DIVERSE TALENT GROUP, INC.,
                                            a California corporation

                                            By:   /s/
                                                --------------------------------
                                                Name:
                                                Title:




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